Exhibit 10.2

EXECUTION VERSION

EQUIPMENT CONTRIBUTION AGREEMENT

This EQUIPMENT CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of March 10, 2010 (“Effective Date”) by and among Regal/DCIP Holdings, LLC, a Delaware limited liability company (“Contributor”), Digital Cinema Implementation Partners, LLC, a Delaware limited liability company (“DCIP”), Kasima Parent Holdings, LLC, a Delaware limited liability company (“Parent Holdings”), Kasima Holdings, LLC (“Kasima Holdings”), a Delaware limited liability company and Kasima, LLC, a Delaware limited liability company (“Kasima”).  Contributor, DCIP, Parent Holdings, Kasima Holdings and Kasima are sometimes referred to collectively herein as the “Parties,” and each, a “Party.”

RECITALS

WHEREAS, Exhibitor (as defined below) is in the theatrical motion picture exhibition business and has contributed to Contributor certain digital projection systems and related equipment;

WHEREAS, Kasima was formed, among other things, to purchase and own digital projection systems for deployment in motion picture complexes in the United States and Canada, including Complexes owned or operated by Exhibitor or its Affiliates;

WHEREAS, Kasima and Exhibitor (as defined below) are entering into the Equipment Lease Agreement (as defined below) with respect to the lease of certain digital projection systems (including the Contributed Equipment (as defined below)) by Kasima to Exhibitor;

WHEREAS, DCIP and Parent Holdings are entering into that certain Equity Contribution Agreement dated as of the date hereof pursuant to which DCIP has agreed to make certain Capital Contributions (as defined therein) to Parent Holdings, including contributions of cash and the Contributed Equipment, and in order to enable DCIP to make such Capital Contributions to Parent Holdings, Contributor has agreed to contribute the Contributed Assets (as defined below) to DCIP;

WHEREAS, Parent Holdings has agreed to contribute the Contributed Assets to Kasima Holdings and Kasima Holdings has agreed to contribute the Contributed Assets to Kasima, and Parent Holdings, Kasima Holdings and Kasima have each agreed to accept the contributions to them of the Contributed Assets, all as set forth herein;

WHEREAS, such contributions will enable Kasima to own the Contributed Equipment and to lease it to Exhibitor pursuant to the Equipment Lease Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, each of the Parties, intending to be legally bound, hereby agrees as follows:

ARTICLE 1

DEFINITIONS

1.1                               Definitions.                                  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Definitions Annex to the Equipment Lease Agreement.  The following terms shall have the following respective meanings:

“Confidential Information” has the meaning ascribed to such term in Article 7.8 below.

“Contributed Assets” means (i) the Contributed Equipment and all user manuals, brochures, specifications, instructions and any other like materials and documents in Contributor’s possession, if any, with respect to the operation, use or maintenance of the Contributed Equipment or any item or part thereof, (ii) all of Contributor’s rights and remedies with respect to any warranties and other related commitments from equipment manufacturers, if any, with respect to the repair and replacement of Contributed Equipment or components thereof; and (iii) the software utilized in, and that permits the operation of, the Contributed Equipment.

“Contributed Equipment” means the digital projection equipment set forth on Exhibit A attached hereto.

“Credit Agreement” means that certain Credit Agreement dated as of the Effective Date by and among Kasima, as borrower, Kasima Holdings, DCIP, the Administrative Agent and the other Lenders party thereto.

“Digital Cinema Deployment Agreements” means the digital cinema deployment agreements entered into between Kasima (or by DCIP, and then subsequently assigned to Kasima) and certain motion picture and other content distributors, including those agreements set forth on Exhibit B attached hereto.

“Equipment Lease Agreement” means that certain Master Equipment Lease Agreement dated as of the date hereof by and between Exhibitor and Kasima.

“Excluded Liabilities” has the meaning ascribed to such term in Article 2.5 below.

“Exhibitor” means Regal Cinemas, Inc., a Tennessee corporation.

“Indemnitee” has the meaning ascribed to such term in Article 6.1 below.

“Lien” or “Liens” means, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, hypothecation, charge, security interest or other encumbrance on, in or of such asset, including any agreement to provide any of the foregoing and any arrangement entered into for the purpose of making particular assets available to satisfy any indebtedness or other obligation of any kind, and (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or any “synthetic lease” or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Loan Documents” has the meaning ascribed to such term in the Credit Agreement.

“Losses” has the meaning ascribed to such term in Article 6.1 below.

“Material Adverse Effect” has the meaning ascribed to such term in the Credit Agreement.

“Note Purchase Agreement” means the Note Purchase Agreement dated as of the Effective Date by and among Parent Holdings, as issuer, Highbridge Mezzanine Partners, LLC, a Delaware limited liability company and the other parties thereto.

“Permitted Liens” means (i) Liens imposed by law for Taxes that are not yet due or are being contested in good faith by appropriate proceedings; (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days and have not been breached or defaulted, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the applicable Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; (iii) Liens arising by virtue of Uniform Commercial Code or PPSA financing statement filings (or similar filings under applicable law) regarding operating leases entered into by the Parties in the ordinary course of business;  and (iv)  Liens described in Section 6.02(vi) of the Credit Agreement.

“Person” means any individual, corporation, partnership, limited liability company, trust, business trust, cooperative, association or other business organization, and their respective heirs, executors, administrators, legal representatives, successors and assigns.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, partners, trustees, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Transaction Documents” has the meaning ascribed to such term in the Credit Agreement.

1.2                               Rules of Construction.  Except as otherwise expressly provided in this Agreement with respect to specific rules of construction, this Agreement and all appendices, schedules and exhibits hereto shall be governed by, and construed in accordance with, the following rules of construction:

1.2.1                     Computation of Time Periods.  In the computation of periods of time from a specified date to a later specified date, the word or phrase “from” and “commencing on” mean “from and including” and the words or phrase “to” and “until” and “ending on” mean “to but excluding.”

1.2.2                     No Presumption Against Any Party.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any particular party, whether under any rule of construction or otherwise.  This Agreement has been reviewed by each of the

Parties thereto and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all the Parties.

1.2.3                     Use of Certain Terms.  Unless the context requires otherwise, the plural includes the singular, the singular includes the plural, and “including” has the inclusive meaning of “including without limitation.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Agreement (including all annexes, schedules and exhibits attached hereto) as a whole and not exclusively to any particular provision.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

1.2.4                     Headings and References.  Article and other headings are for reference only, and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.  References to Articles and Exhibits refer to Articles and Exhibits of or to this Agreement and references in Articles to any clause refer to such clause of such Article.  References to any agreement include, unless otherwise provided in such agreements, such agreements as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the provisions thereof.  A reference to any law as at any time shall mean that law as it may have been amended, restated, supplemented or otherwise modified from time to time, and any successor law.  A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement governing the assignment of rights and obligations under, or the binding effect, of any provision of this Agreement.

ARTICLE 2

CONTRIBUTIONS

The following contributions and acceptance of liabilities shall be made in the following successive order:

2.1                               Contribution by Contributor; Acceptance of Liabilities.  Contributor hereby unconditionally and irrevocably grants, conveys, assigns, contributes and transfers to DCIP, free and clear of all Liens (other than Permitted Liens) and any and all rights or interests therein of all Persons of any kind or nature whatsoever, all of Contributor’s legal, beneficial, and other right, title, and interest in and to the Contributed Assets, and DCIP hereby accepts such assignment and, subject to Article 2.2 below, from and after the date of such contribution shall own the same and shall have the obligations and liabilities of ownership of the Contributed Assets, other than Excluded Liabilities which shall remain with Contributor.

2.2                               Contribution by DCIP; Acceptance of Liabilities.  DCIP hereby unconditionally and irrevocably grants, conveys, assigns, contributes and transfers to Parent Holdings, free and clear of all Liens (other than Permitted Liens) and any and all rights or interests thereon of all Persons of any kind or nature whatsoever, all of DCIP’s legal, beneficial, and other right, title, and interest in and to Contributed Assets, and Parent Holdings hereby accepts such assignment and, subject to Article 2.3 below, from and after the date of such contribution shall own the same and shall have the obligations and liabilities of ownership of the Contributed Assets (including any obligations of Contributor accepted by DCIP pursuant to Article 2.1 above) other than Excluded Liabilities which shall remain with Contributor.

2.3                               Contribution by Parent Holdings; Acceptance of Liabilities.  Parent Holdings hereby unconditionally and irrevocably grants, conveys, assigns, contributes and transfers to Kasima Holdings, free and clear of all Liens (other than Permitted Liens) and any and all rights or interests thereon of all Persons of any kind or nature whatsoever, all of Parent Holding’s legal, beneficial, and other right, title, and interest in and to the Contributed Assets, and Kasima Holdings hereby accepts such assignment and, subject to Article 2.4 below, from and after the date of such contribution shall own the same and shall have the obligations and liabilities of ownership of the Contributed Assets (including any obligations of DCIP accepted by Parent Holdings pursuant to Article 2.2 above) other than Excluded Liabilities which shall remain with Contributor.

2.4                               Contribution by Kasima Holdings; Acceptance of Liabilities.  Kasima Holdings hereby unconditionally and irrevocably grants, conveys, assigns, contributes and transfers to Kasima, free and clear of all Liens (other than Permitted Liens) and any and all rights or interests thereon of all Persons of any kind or nature whatsoever, all of Kasima Holding’s legal, beneficial, and other right, title, and interest in and to the Contributed Assets, and Kasima hereby accepts such assignment and from and after the date of such contribution shall own the same and shall have the obligations and liabilities of ownership of the Contributed Assets (including any obligations of Parent Holdings accepted by Kasima Holdings pursuant to Article 2.3 above) other than Excluded Liabilities which shall remain with Contributor; provided, that the Parties acknowledge and agree that as and to the extent specified in the Equipment Lease Agreement, certain obligations and liabilities accepted by Kasima hereunder with respect to the Contributed Assets shall be the responsibility of Exhibitor and the foregoing acceptance of the Contributed Assets is in no way intended to limit or supersede Exhibitor’s obligations with respect thereto under the Equipment Lease Agreement.

2.5                               Excluded Liabilities.  The Contributed Assets shall exclude, and neither DCIP nor any of its transferees shall assume or have any responsibility for, any liability associated with Contributor’s ownership, possession, operation, or use of the Contributed Assets prior to the effective contribution and transfer of the Contributed Assets hereunder, nor any liability (including any liability secured by or arising in respect of any Permitted Liens which shall be the sole responsibility of Contributor) for Contributor’s business activities at any time, whether prior to or after contribution and transfer of the Contributed Assets  (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, and due or to become due, including, without limitation, relating to any liability for local, state, or federal taxes) (“Excluded Liabilities”), and Contributor acknowledges and agrees that it shall retain and remain exclusively liable in all respects for any and all such liabilities.

2.6                               Taxes.              Any Sales Tax or other Taxes imposed by any foreign, federal, state, county or local governmental authority upon or with respect to the Contributed Assets, and any Sales Taxes or other Taxes incurred through the contribution and transfer of the Contributed Assets hereunder will be paid by Contributor, including any present or future transfer, stamp, documentary or other similar Taxes that arise from the contribution and transfer made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any amendment thereto, and Contributor shall indemnify and hold harmless each other Party hereto from and against any such Sales Taxes or Other Taxes.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1                               Representations and Warranties of the Parties.  Each Party represents and warrants to each of the other Parties as of the Effective Date and as of the time of the contribution of the Contributed Assets as follows:

3.1.1                     Organization; Powers.  Such Party is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, and has all power and authority to perform any of its obligations under this Agreement.

3.1.2                     Authorization; Enforceability.  The transactions to be entered into by such Party pursuant to this Agreement are within such Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equity holder action of such Party.  This Agreement has been duly executed and delivered by such Party and when executed and delivered by such Party, will constitute, a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability relating to or affecting creditor’s rights or by general equity principles) and, as applicable, is effective to transfer all of such Party’s right, title and interest in, to and under all of the Contributed Assets.

3.1.3                     Governmental Approvals; Absence of Conflicts.  The transactions contemplated hereunder (a) do not require any consent or approval of, registration or filing with or any other action by any governmental authority or any other Person, except as such have been or will be substantially obtained contemporaneously with the occurrence of the Effective Date and are or will be made in full force and effect, (b) will not violate nor constitute an event of default under the charter, by-laws, certificate of formation, operating agreement or other organizational documents of such Party, and (c) will not result in the creation or imposition of any Lien (other than Permitted Liens) on any Contributed Asset or any right or interest thereon of any Person of any kind or nature whatsoever other than those created by the Loan Documents and the Transaction Documents.

3.1.4                     Compliance with Laws and Agreements.  Such Party is in compliance with all laws, including all orders of governmental authorities, applicable to it or the Contributed Assets, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the business, assets, liabilities, operations or financial condition of such Party or the ability of such Party to perform any of its obligations under this Agreement.

3.1.5                     No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not violate any material law or regulation to which such Party is subject, as then in effect and as then interpreted by relevant regulators or in case law; nor violate any order, judgment or decree applicable to such Party of any governmental authority having jurisdiction over such Party or its respective properties; which violation, breach or default would have a material adverse effect on the validity or enforceability of this Agreement, or the ability of such Party to perform its obligations under this Agreement.

3.1.6                     No Consents.  No consent, approval, permit, license, authorization or order of or declaration or filing with any governmental authority or any other Person is required to be obtained by such Party for the consummation of the transactions contemplated by this Agreement, except such as have been duly made or obtained.

3.2                               Representations and Warranties of Contributor.  Contributor represents and warrants to the other Parties as of the Effective Date and as of the time of contribution of the Contributed Assets as follows:

3.2.1                     No Violation or Default Under Agreements.  Contributor is in compliance with all indentures, agreements and other instruments binding upon it, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on the business, assets, liabilities, operations or financial condition of Contributor or the ability of Contributor to perform any of its obligations under this Agreement.  Without limiting the foregoing, no breach or default under any agreement that is related to any Contributed Asset has occurred and is continuing, nor has Contributor or any of its Affiliates received any claim of any such breach or default.  The transactions contemplated hereunder, the consummation thereof, and the fulfillment of the terms hereof will not violate or result (alone or with notice or lapse of time, or both) in a default under any indenture or other agreement or instrument binding upon Contributor or any of the Contributed Assets (including the Digital Cinema Deployment Agreements and the Equipment Lease Agreement), or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Contributor, or give rise to a right of, or result in, any termination, cancellation, acceleration or right of renegotiation of any obligation thereunder,

3.2.2                     Litigation.  There are no actions, suits at law or in equity, arbitrations or other dispute-resolution proceedings, investigations (including those disclosed on Schedule 3.06 to the Credit Agreement), or audits currently pending, settled or otherwise concluded within the past three years, nor, to the knowledge of Contributor, threatened against Contributor or any of its Affiliates with respect to any of the Contributed Assets or that seek to assert the invalidity or challenge the enforceability of this Agreement, prevent the consummation of any of the transactions contemplated by this Agreement, request a determination or ruling that might materially and adversely effect the validity or enforceability of this Agreement or that claim any interest in any of the Contributed Assets.

3.2.3                     Accuracy of Information.  All information provided by Contributor to the other Parties in connection with the Contributed Assets, this Agreement and the transactions consummated pursuant to this Agreement is true, complete and correct, in all material respects, including all of the information with respect to the Contributed Equipment specified in Exhibit A.

3.2.4                     Clear Title.  Contributor solely owns and has good and marketable title to the Contributed Assets, and the Contributed Assets are free and clear of any and all Liens and any and all rights or interests thereon of all Persons of any kind or nature whatsoever (other than Permitted Liens).  Upon contribution of the Contributed Assets to DCIP, all right, title and interests in, to and under the Contributed Assets will pass from Contributor to DCIP, and then from DCIP to Parent Holdings, and then from Parent Holdings to Kasima Holdings, and then from Kasima Holdings to Kasima, free and clear of any and all Liens and any and all rights or interests thereon of all Persons of any kind or nature whatsoever (other than Permitted Liens and those created by the Loan Documents and the Transaction Documents) and DCIP, and then Parent Holdings, and then Kasima Holdings, and then Kasima, shall solely own and have good and marketable title to the Contributed Assets.

3.2.5                     Condition of Contributed Equipment.  The Contributed Equipment exists and is in good working condition (reasonable wear and tear excepted) and is not obsolete or in need in any material respect of repair or replacement.

3.2.6                     Equipment Lease Agreement Compliance.                   Each piece of Contributed Equipment is part of a Projection System that constitutes 3-D Equipment as such term is defined in the Equipment Lease Agreement (other than Contributed Equipment in any Converted Complex (as such term is defined in the Equipment Lease Agreement) after giving effect to the assignment contemplated herein) and shall satisfy all applicable conditions specified in and required pursuant to the Equipment Lease Agreement, including but not limited to any minimum insurance coverage and warranty requirements pursuant to the Equipment Lease Agreement. Any insurance policies or warranties held in connection with the requirements under the Equipment Lease Agreement will allow for enforcement by and payment to the parties specified in the Equipment Lease Agreement, including any permitted assignees of such agreement.

3.2.7                     Digital Cinema Deployment Agreement Compliance; Updates and Upgrades.  The Contributed Equipment meets the minimum requirements for “DCI Spec Compliant” equipment as defined in and pursuant to each of the Digital Cinema Deployment Agreements set forth on Exhibit B, including without limitation that the components of such Contributed Equipment are capable of being upgraded to full compliance with the “DCI Spec” as defined in and as, when and to the extent required under each of the Digital Cinema Deployment Agreements, and that all applicable Contributed Equipment components meet any United States Federal Information Processing Standards certification requirements as, when and to the extent required under the Digital Cinema Deployment Agreements or otherwise will receive the “Gore Fix” in accordance with the terms of the Digital Cinema Deployment Agreements.  The Contributed Equipment satisfies all other applicable conditions specified in and required pursuant to each of the

Digital Cinema Deployment Agreements.  No transferee of Contributor shall be responsible for bearing the cost of any updates and upgrades required by the Digital Cinema Deployment Agreements and the Equipment Lease Agreement to be made to the Contributed Equipment, and all such costs shall be borne by Contributor (or its Affiliate) or the applicable equipment manufacturers.

3.2.8                     VPF Collection.  The Contributed Equipment shall be eligible to collect VPFs pursuant to the terms and conditions of the Digital Cinema Deployment Agreements in effect as of the Effective Date.

3.2.9                     Warranties for Contributed Equipment.  The Contributed Equipment comprising a projector and (to the extent not part of an integrated media block in a related projector) playout server is or will be subject to warranties for the benefit of Kasima, effective for the period through the Warranty End Date (as defined in Section 20.C of the Equipment Lease Agreement), which will be exercisable by Kasima and any transferee of such Contributed Equipment, in respect of such Contributed Equipment from the manufacturer thereof having terms not materially less favorable to Kasima with respect to the warrantied Contributed Equipment than the terms of those warranties contained in the Equipment Purchase Agreements (as such term is defined in the Credit Agreement) of Sony Electronics Inc. or Barco, Inc., as in effect on the Effective Date, with respect to the same item of Equipment (except that with respect to Contributed Equipment installed in Complexes prior to the Effective Date, due to the earlier deployment of such Contributed Equipment, the remaining duration of such warranties may be shorter than the duration of the warranties obtained in relation to Equipment purchased pursuant to such Equipment Purchase Agreements so long as the total time period covered by the warranties on such Contributed Equipment is not less than that of the warranties obtained on Equipment purchased pursuant to such Equipment Purchase Agreements.  Notwithstanding the foregoing, if any of the Contributed Equipment is the Dolby equipment set forth on Schedule 5.14 to the Credit Agreement then such Contributed Equipment shall be excluded from the requirements of this Article 3.2.9.

3.2.10              Deemed Value of Contributed Equipment.  The deemed value of each piece of Contributed Equipment as listed on Exhibit A is the lesser of (a) the depreciated value of such Contributed Equipment, based on an assumed value of [* * *] and straight line depreciation over a period of ten (10) years at the end of each full year after the date of deployment for such Contributed Equipment, or (b) the actual cost of deploying such Contributed Equipment for the purposes of the transactions contemplated herein.

ARTICLE 4

COVENANTS

4.1                               Notice of Acceptance.  Immediately following execution of this Agreement, Kasima hereby covenants and agrees to deliver to Contributor the notice of acceptance attached hereto as

[* * *]              Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Exhibit C which shall serve as conclusive evidence of Kasima’s acceptance of the transfer and assignment of the Contributed Equipment and any rights under any warranties or other related commitments with respect thereto from any equipment manufacturers.

4.2                               Further Assurances.  Each Party hereto agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by any other Party hereto to more fully effect the purposes of this Agreement, including, without limitation, the authorization of any financing statements, amendments, continuation statements or releases relating to the Contributed Assets for filing under the provisions of the Uniform Commercial Code or other law of any applicable jurisdiction, in order to, among other things, perfect the ultimate transfer and contribution of the Contributed Assets to Kasima.

4.3                               Protection of Kasima’s Right, Title and Interest to the Contributed Assets.   Each Party, at its own expense, shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the ultimate contribution to Kasima of its right, title and interest in and to the Contributed Assets hereunder to be promptly recorded, registered and filed, and updated at all times (by amendment or renewal as applicable), any such recordings, registrations and filings to be made in such manner and in such places as may be required by applicable law in order to fully preserve and protect the right, title and interest of Kasima hereunder in and to all of the Contributed Assets.  Each Party shall deliver to Kasima file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.  Kasima shall cooperate fully with each Party in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Article.

4.4                               Release of Ownership of Contributed Assets.  Each of Contributor, DCIP, Parent Holdings and Kasima Holdings after making its contribution of the Contributed Assets hereby covenants that (a) it will take no action inconsistent with Kasima’s ownership of or beneficial interest in the Contributed Assets, (b) with respect to any period of time after the Effective Date, any financial statements of such Party and each of its Affiliates that are published, made publicly available or delivered to creditors or investors (or potential creditors or investors) will not indicate or imply that such Party or any Affiliate thereof has any ownership interest in the Contributed Assets, provided, that if any such Party or any Affiliate thereof is required, in accordance with GAAP, to treat the Equipment Lease Agreement as a capital lease, then such Party or any Affiliate thereof may account for the Contributed Assets as assets with corresponding indebtedness in such financial statements, provided further, that, in any event, such Party and any Affiliate thereof will expressly note in such financial statements to the extent appropriate, by footnote or otherwise, that it does not retain any ownership interest in the Contributed Assets, and (c) if a third party that has a legal or equitable right to obtain such information (including any creditor, potential creditor, investor or potential investor in such Party or its Affiliate, or any regulator or court of competent jurisdiction) should inquire, such Party or its Affiliate, as applicable, will promptly indicate that the Contributed Assets, as applicable, have been contributed and transferred to Kasima and will not claim ownership interests therein, and if any other third party should inquire, such Party or its Affiliate, as applicable, will not make any statement that implies that it has retained any ownership interest therein.

ARTICLE 5

CONDITIONS PRECEDENT

5.1                               Conditions to Obligations of Contributor.  The obligation of Contributor under this Agreement to perform the transfer and contribution of the Contributed Assets to DCIP as described in Article 2.1 above is subject to the satisfaction of the following conditions: (a) the execution and delivery of this Agreement by each of the Parties; and (b) the execution and delivery of the Transaction Documents by each of the parties thereto.  Upon satisfaction of the aforementioned conditions precedent,  the contribution and transfer of the Contributed Assets and acceptance of liabilities described in Articles 2.1, 2.2, 2.3, and 2.4 above shall occur automatically in successive order and shall be effective immediately without any further action required by the Parties hereto.  Each of Kasima and Contributor agree that upon transfer of the Contributed Equipment to Kasima pursuant to the terms of this Agreement, the “Deployment Date” under the Equipment Lease Agreement with respect to such Contributed Equipment shall occur without further act of any Person.

ARTICLE 6

INDEMNIFICATION

6.1                               Indemnification.  Contributor shall indemnify DCIP, Parent Holdings, Kasima Holdings and Kasima, and their respective directors, officers, employees, agents, partners, successors and assigns (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel (collectively, “Losses”) for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with:

6.1.1                     any inaccuracy, misrepresentation or breach of representation or warranty of Contributor contained herein or in any certificate or other writing delivered pursuant to this Agreement or in connection herewith;

6.1.2                     any breach, non-compliance with or nonfulfillment of any covenant, obligation, undertaking or agreement made or to be performed by Contributor contained herein;

6.1.3                     any failure to transfer all legal, beneficial, and other right, title, and interest in and to the Contributed Assets free and clear of all Liens (other than Permitted Liens) and any and all rights or interests thereon of all Persons of any kind or nature whatsoever;

6.1.4                     any Losses relating to the Excluded Liabilities with respect to the Contributed Assets;  and

6.1.5                     any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and whether initiated against or by any Party, any Affiliate of any of the foregoing or any third party.

provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such Losses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or from the breach by such Indemnitee of its agreements hereunder (other than unintentional breaches that are immaterial or that are corrected promptly after they come to the attention of such Indemnitee).  In the event that Contributor does indemnify any Indemnitee against any Loss as described herein, Contributor shall have the right to control the handling of all such claims arising from such Loss, including without limitation, the determination of whether and when to assert and/or settle any claim, provided, that Contributor will not compromise or settle any such claim without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld, conditioned or delayed, and provided, further, that the Indemnitee may, at its choice, participate in the defense of any such claim (with counsel of its choice, but the fees and expenses of such additional counsel shall be at the expense of Contributor).

ARTICLE 7

MISCELLANEOUS

7.1                               No Waiver; Cumulative Remedies.  No failure or delay by the Person exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have, all of which shall be available to the Parties and their respective successors and permitted assigns.  No waiver of any provision of this Agreement shall in any event be effective unless the same shall be permitted by Article 7.2 below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

7.2                               Amendments.  This Agreement or any provision hereof may not be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Parties.

7.3                               Notices.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, in the case of each Party hereto, to the address specified opposite its name on Exhibit D hereto, or to such other address as may be designated by any Party in a written notice to the other Parties hereto.  Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received.  Any Party hereto may change its address for notices and other communications hereunder by notice to the other Parties hereto.

7.4                               Assignment.                            Kasima may grant security interests in or collaterally assign this Agreement in connection with the financing of the acquisition of Digital Systems (or any refinancings thereof), in each case, in favor of the Lenders and the Administrative Agent, who may further assign this Agreement solely to a Permitted Designee in connection with any foreclosure or exercise of remedies in connection with a default under such financing, including without limitation under the Lender Facility, provided that such Permitted Designee acquires substantially all of the business of Kasima.  Each of Contributor, DCIP, Parent Holdings, and Kasima Holdings consents to all such assignments and agrees that after any such assignment in connection with a foreclosure or exercise of remedies, any such Permitted Designee shall have all the rights and obligations of Kasima hereunder. Kasima shall not otherwise have the right to assign this Agreement without the prior written consent of each of Contributor, DCIP, Parent Holdings, and Kasima Holdings.

7.5                               Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns permitted hereby, except that none of DCIP, Parent Holdings, Kasima Holdings or Kasima may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders and the Administrative Agent (and any attempted assignment or transfer by any such Party without such consent shall be null and void).

7.6                               Governing Law; Jurisdiction; Consent to Service of Process.

7.6.1                     This Agreement shall be construed in accordance with and governed by the law of the State of New York.

7.6.2                     Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the Parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any Party may otherwise have to bring in the courts of any jurisdiction any action or proceeding relating to this Agreement that is permitted by this Agreement.

7.6.3                     Each Party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Article 7.6.2 above.  Each of the Parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

7.6.4                     Each Party to this Agreement irrevocably consents to service of process in the manner provided for notices in Article 7.3.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

7.6.5                     WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A)

CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS ARTICLE.

7.7                               Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7.8                               Confidentiality.  Each of the Parties agrees to maintain the confidentiality of this Agreement and the provisions hereof along with any and all information furnished to it by any other Party or a Party’s Affiliates, representatives, or independent public accountants (the Agreement, the provisions hereof, and any such furnished information, the “Confidential Information”), except that Confidential Information may be disclosed by a Party as follows:  (a) to each of the other Parties, the parties to the Credit Agreement or the parties to the Note Purchase Agreement (and the Related Parties of each of the preceding Persons), including accountants, legal counsel and other agents and advisors, it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of the Confidential Information and instructed to keep the Confidential Information confidential, and provided that the disclosing Party shall be liable to the other Parties whose Confidential Information has been compromised in the event that any such Person (other than an agent or a lender under the Credit Agreement)  to whom such disclosure is made discloses any Confidential Information that the disclosing Party would be prohibited from disclosing pursuant to this Article 7.8 (or, in the case of an agent or a lender under the Credit Agreement, pursuant to Section 9.12 of the Credit Agreement); (b) to the extent necessary to comply with the law or a valid order of a court with competent jurisdiction, in which event the disclosing Party shall, as promptly as practicable, provide notification thereof to the other Parties whose Confidential Information would be compromised by such disclosure and shall seek confidential treatment of such information; (c) to the extent necessary to comply with the disclosure requirements of the Securities and Exchange Commission or the disclosure requirements of similar entities, or, for Contributor, to the extent necessary to provide financial analysts adequate information about Contributor’s financial and operational status; (d) in connection with the exercise of any remedies under this Agreement or any suit, action or proceeding relating to this Agreement or any related transaction document or the enforcement of rights hereunder or in respect thereof; (e) subject to a written agreement containing confidentiality undertakings substantially similar to those of this Article 7.8, to any assignee of or participant in its rights or obligations under this Agreement; (f) with the consent of all other Parties hereto; or (g) to the extent any Confidential Information becomes publicly available other than as a result of a breach of this Article 7.8.  Any Person required to maintain the confidentiality of Confidential Information as provided in this Article 7.8 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.

7.9                               Counterparts.  This Agreement may be executed in counterparts (and by different Parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement constitutes the entire contract among the Parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement shall become effective when each Party has received the executed counterparts hereof that, when taken together, bear the signatures of each of the other Parties hereto, and thereafter shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Agreement.

7.10                        Entire Agreement.  This Agreement, together with any other agreement or instrument executed in connection herewith, is intended by the Parties as a final expression of their agreement as to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

REGAL/DCIP HOLDINGS, LLC

By:	/s/ Amy E. Miles
Name: Amy E. Miles
Title: Chief Executive Officer

[Signature Page to Regal Equipment Contribution Agreement]

DIGITAL CINEMA IMPLEMENTATION PARTNERS, LLC

By:	/s/ Michael Politi
Name: Michael Politi
Title: Vice President and Secretary

[Signature Page to Regal Equipment Contribution Agreement]

KASIMA PARENT HOLDINGS, LLC

By:	/s/ Michael Politi
Name: Michael Politi
Title: Vice President and Secretary

[Signature Page to Regal Equipment Contribution Agreement]

KASIMA HOLDINGS, LLC

By:	/s/ Michael Politi
Name: Michael Politi
Title: Vice President and Secretary

[Signature Page to Regal Equipment Contribution Agreement]

KASIMA, LLC

By:	/s/ Michael Politi
Name: Michael Politi
Title: Vice President and Secretary

[Signature Page to Regal Equipment Contribution Agreement]

EXHIBIT A

SCHEDULE OF CONTRIBUTED EQUIPMENT

I. Projectors and Media Blocks

Regal

Contributed Systems

200 Systems	Total: 12,688,565

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011319	Sony	SRXR220	110028	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011136	Sony	SRXR220	110030	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT300	13003	Sony	SRXR320	100181	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11401	Sony	SRXR220	110032	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011379	Sony	SRXR220	110034	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011299	Sony	SRXR220	110045	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011129	Sony	SRXR220	110049	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011309	Sony	SRXR220	110050	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011003	Sony	SRXR220	100160	[* * *]
0108	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	0011247	Sony	SRXR220	110027	[* * *]
0155	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205948	NEC	NC1600C	79A0020EA	[* * *]
0155	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	12004	Sony	SRXR220	110496	[* * *]
0169	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	12016	Sony	SRXR220	110518	[* * *]
0175	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1210	Barco	DP2000	1467216	[* * *]
0175	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	12014	Sony	SRXR220	110461	[* * *]
0183	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	12006	Sony	SRXR220	110413	[* * *]
0190	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	12017	Sony	SRXR220	110519	[* * *]
0198	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1214	Barco	DP1500	1468147	[* * *]
0238	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11904	Sony	SRXR220	110521	[* * *]
0244	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11368	Sony	SRXR220	110077	[* * *]
0257	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205917	NEC	NC1600C	78A0014EA	[* * *]

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
0280	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205921	NEC	NC1600C	7ZA0001EB	[* * *]
0285	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11778	Sony	SRXR220	110358	[* * *]
0296	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11436	Sony	SRXR220	110090	[* * *]
0296	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11982	Sony	SRXR220	110510	[* * *]
0298	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205684	Barco	DP2000	1477989	[* * *]
0306	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11717	Sony	SRXR220	110287	[* * *]
0306	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11823	Sony	SRXR220	110285	[* * *]
0340	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1021	Barco	DP2000	1467222	[* * *]
0341	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11574	Sony	SRXR220	110183	[* * *]
0370	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11801	Sony	SRXR220	110297	[* * *]
0371	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	932	Barco	DP1500	1468140	[* * *]
0383	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11787	Sony	SRXR220	110436	[* * *]
0387	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11467	Sony	SRXR220	110165	[* * *]
0387	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11461	Sony	SRXR220	110164	[* * *]
0388	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	203842	NEC	NC2500S	72A0017EB	[* * *]
0388	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11462	Sony	SRXR220	110112	[* * *]
0393	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11943	Sony	SRXR220	110370	[* * *]
0395	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1033	NEC	NC2500S	75A0001EC	[* * *]
0398	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11484	Sony	SRXR220	110085	[* * *]
0418	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11779	Sony	SRXR220	110359	[* * *]
0463	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205919	NEC	NC1600C	79A0015EA	[* * *]
0466	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11761	Sony	SRXR220	110346	[* * *]
0482	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11492	Sony	SRXR220	110146	[* * *]
0482	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	888	NEC	NC2500S	76A0007ED	[* * *]
0489	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11903	Sony	SRXR220	110375	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	2662	Barco	DP1500	1190027499	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	3253	Barco	DP2000	1190026963	[* * *]

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	3020	Barco	DP1500	1190027496	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	2679	Barco	DP1500	1190027493	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	2530	Barco	DP1500	1190027490	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	2618	Barco	DP1500	1190027497	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	2631	Barco	DP1500	1190027492	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1189	Barco	DP2000	1466448	[* * *]
0521	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	2634	Barco	DP1500	1190027486	[* * *]
0529	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11732	Sony	SRXR220	110206	[* * *]
0601	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1224	Barco	DP1500	1468143	[* * *]
0668	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205955	NEC	NC2500S	72A0019EB	[* * *]
0668	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11946	Sony	SRXR220	110368	[* * *]
0671	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11488	Sony	SRXR220	110087	[* * *]
0674	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1020	NEC	NC2500S	76A0022ED	[* * *]
0675	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11482	Sony	SRXR220	110070	[* * *]
0677	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	954	NEC	NC2500S	76A0016ED	[* * *]
0684	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11650	Sony	SRXR220	110282	[* * *]
0684	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1098	NEC	NC2500S	71A0002EZ	[* * *]
0685	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11547	Sony	SRXR220	110168	[* * *]
0688	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1040	Barco	DP2000	1466459	[* * *]
0688	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11555	Sony	SRXR220	110176	[* * *]
0707	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1042	Barco	DP2000	1464846	[* * *]
0708	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11494	Sony	SRXR220	110120	[* * *]
0709	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1195	Barco	DP1500	1468136	[* * *]
0721	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11373	Sony	SRXR220	110071	[* * *]
0723	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205915	NEC	NC1600C	7XA0001EA	[* * *]
0730	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1062	Barco	DP2000	1464853	[* * *]
0731	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1043	NEC	NC2500S	76A0018ED	[* * *]

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
0733	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11844	Sony	SRXR220	110531	[* * *]
0735	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11963	Sony	SRXR220	110449	[* * *]
0736	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11429	Sony	SRXR220	110153	[* * *]
0760	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205913	NEC	NC1600C	7XA0010EA	[* * *]
0774	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11478	Sony	SRXR220	110144	[* * *]
0774	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11490	Sony	SRXR220	110123	[* * *]
0793	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	12015	Sony	SRXR220	110520	[* * *]
0795	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206000	Barco	DP2000	1477640	[* * *]
0795	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11976	Sony	SRXR220	110562	[* * *]
0824	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11283	Sony	SRXR220	110116	[* * *]
0836	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11439	Sony	SRXR220	110094	[* * *]
0837	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206003	Barco	DP2000	1477990	[* * *]
0838	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11437	Sony	SRXR220	110092	[* * *]
0839	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	204302	NEC	NC2500S	72A0007EB	[* * *]
0850	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	204347	NEC	NC2500S	71A0019EZ	[* * *]
0851	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11827	Sony	SRXR220	110276	[* * *]
0884	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11818	Sony	SRXR220	110272	[* * *]
0887	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	204344	NEC	NC2500S	72A0006EB	[* * *]
0887	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11716	Sony	SRXR220	110279	[* * *]
0895	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11720	Sony	SRXR220	110314	[* * *]
0904	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205965	Barco	DP2000	1478202	[* * *]
0914	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11770	Sony	SRXR220	110313	[* * *]
0950	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205732	Barco	DP2000	1477923	[* * *]
0953	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	203838	NEC	NC2500S	72A0001EB	[* * *]
1008	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11477	Sony	SRXR220	110117	[* * *]
1012	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11828	Sony	SRXR220	110318	[* * *]
1018	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11944	Sony	SRXR220	110467	[* * *]

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
1028	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206005	Barco	DP2000	1477994	[* * *]
1028	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11798	Sony	SRXR220	110298	[* * *]
1035	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11772	Sony	SRXR220	110319	[* * *]
1037	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11230	Sony	SRXR220	110069	[* * *]
1037	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11725	Sony	SRXR220	110304	[* * *]
1038	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11857	Sony	SRXR220	110435	[* * *]
1038	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	203841	NEC	NC2500S	72A0008EB	[* * *]
1040	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205748	Barco	DP2000	1477922	[* * *]
1047	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11862	Sony	SRXR220	110374	[* * *]
1048	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11774	Sony	SRXR220	110391	[* * *]
1049	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206002	Barco	DP2000	1477932	[* * *]
1130	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	204345	NEC	NC2500S	71A0037EA	[* * *]
1143	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11430	Sony	SRXR220	110062	[* * *]
1144	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11463	Sony	SRXR220	110177	[* * *]
1147	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11816	Sony	SRXR220	110389	[* * *]
1149	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11366	Sony	SRXR220	110076	[* * *]
1170	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11536	Sony	SRXR220	110131	[* * *]
1172	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11503	Sony	SRXR220	110130	[* * *]
1217	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11842	Sony	SRXR220	110390	[* * *]
1217	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11860	Sony	SRXR220	110419	[* * *]
1232	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11713	Sony	SRXR220	110294	[* * *]
1263	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11815	Sony	SRXR220	110384	[* * *]
1270	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11866	Sony	SRXR220	110438	[* * *]
1281	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	902	NEC	NC2500S	76A0017ED	[* * *]
1284	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11453	Sony	SRXR220	110122	[* * *]
1285	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206004	Barco	DP2000	1477998	[* * *]
1285	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11735	Sony	SRXR220	110350	[* * *]

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
1293	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11971	Sony	SRXR220	110532	[* * *]
1301	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11304	Sony	SRXR220	110074	[* * *]
1303	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11469	Sony	SRXR220	110111	[* * *]
1308	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206006	Barco	DP2000	1482978	[* * *]
1310	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11493	Sony	SRXR220	110091	[* * *]
1317	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206001	Barco	DP2000	1477926	[* * *]
1318	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205918	NEC	NC1600C	7XA0002EA	[* * *]
1335	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11239	Sony	SRXR220	110053	[* * *]
1346	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11454	Sony	SRXR220	110159	[* * *]
1346	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	924	NEC	NC2500S	76A0019ED	[* * *]
1710	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11375	Sony	SRXR220	110089	[* * *]
1721	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11813	Sony	SRXR220	110300	[* * *]
1725	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1027	Barco	DP2000	1466464	[* * *]
1729	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1038	Barco	DP2000	1464847	[* * *]
1732	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11441	Sony	SRXR220	110182	[* * *]
1740	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1097	Barco	DP2000	1467204	[* * *]
1745	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11553	Sony	SRXR220	110181	[* * *]
1748	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11728	Sony	SRXR220	110339	[* * *]
1756	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11571	Sony	SRXR220	110189	[* * *]
1805	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	204346	NEC	NC2500S	77A0038EE	[* * *]
1805	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11843	Sony	SRXR220	110437	[* * *]
1806	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	204247	NEC	NC2500S	72A0005EB	[* * *]
1806	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11381	Sony	SRXR220	110082	[* * *]
1807	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205728	Barco	DP2000	1478203	[* * *]
1812	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11451	Sony	SRXR220	110119	[* * *]
1814	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11450	Sony	SRXR220	110135	[* * *]
1818	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11433	Sony	SRXR220	110095	[* * *]

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
1819	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11497	Sony	SRXR220	110096	[* * *]
1821	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11954	Sony	SRXR220	110386	[* * *]
1842	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205920	NEC	NC1600C	7YA0003EB	[* * *]
1845	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11845	Sony	SRXR220	110431	[* * *]
1854	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11809	Sony	SRXR220	110387	[* * *]
1862	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11378	Sony	SRXR220	110086	[* * *]
1862	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	940	NEC	NC2500S	73A0018EC	[* * *]
1863	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11736	Sony	SRXR220	110424	[* * *]
1864	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205925	NEC	NC2500S	76A0021ED	[* * *]
1865	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11901	Sony	SRXR220	110379	[* * *]
1865	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	974	NEC	NC2500S	76A0006ED	[* * *]
1866	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11898	Sony	SRXR220	110448	[* * *]
1867	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1686	NEC	NC2500S	76A0003EC	[* * *]
1868	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	969	Barco	DP2000	1464848	[* * *]
1869	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	819	NEC	NC2500S	75A0004EC	[* * *]
1870	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1103	Barco	DP1500	1468135	[* * *]
1873	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1036	Barco	DP2000	1464856	[* * *]
1874	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1041	Barco	DP2000	1466462	[* * *]
1876	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11852	Sony	SRXR220	110430	[* * *]
1880	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1207	NEC	NC2500S	71A0017EZ	[* * *]
1884	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1894	NEC	NC2500S	71A0014EZ	[* * *]
1885	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	1026	Barco	DP2000	1467217	[* * *]
1886	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11909	Sony	SRXR220	110380	[* * *]
1888	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	733	Barco	DP2000	1467203	[* * *]
1890	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	912	Barco	DP2000	1464850	[* * *]
1891	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11431	Sony	SRXR220	110093	[* * *]
1891	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11455	Sony	SRXR220	110157	[* * *]

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Site	Site Name	Street Address	City	State / Province	Postal Code	Auditorium	Media Block Make	Media Block Model	Media Block Serial Number	Projector Make	Projector Model	Projector Serial Number	Final Value
1902	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11339	Sony	SRXR220	110072	[* * *]
1906	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11138	Sony	SRXR220	110058	[* * *]
1922	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	203939	NEC	NC2500S	73A0006EC	[* * *]
1923	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	967	NEC	NC2500S	76A0005ED	[* * *]
1923	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	953	NEC	NC2500S	76A0023ED	[* * *]
1926	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	923	Barco	DP2000	1466451	[* * *]
1926	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Dolby	DSP100	945	Barco	DP2000	1466466	[* * *]
1931	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11518	Sony	SRXR220	110121	[* * *]
1931	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11565	Sony	SRXR220	110196	[* * *]
1933	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	206007	Barco	DP2000	1478195	[* * *]
1933	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205998	Barco	DP2000	1477682	[* * *]
1936	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	208065	Barco	DP1500	1190024863	[* * *]
1937	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	208059	Barco	DP1500	1481891	[* * *]
1937	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11390	Sony	SRXR220	110098	[* * *]
1938	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Sony	LMT200	11487	Sony	SRXR220	110084	[* * *]
1943	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	208064	NEC	NC1600C	93A0002EB	[* * *]
1995	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	Doremi	DCP2000	205737	NEC	NC1600C	79A0018EA	[* * *]

II. Other Components

The following components shall be included as Contributed Equipment, to the extent attached to, affixed to, or otherwise used in conjunction with any of the projectors and/or media blocks set forth above in order to enable such projectors and/or media blocks and components to operate as functional digital projection systems, provided that the use of such components is substantially for the purpose of digital cinema:

Automation interfaces;

Digital to analog converters (for conversion of digital audio to analog audio);

Digital audio interfaces;

[* * *]

Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Equipment racks and rack related components;

Network switches;

Cabling (as needed);

UPS/power conditioners;

Firewall / routers;

Third party software (i.e. operating systems, virus protection, VPNs, monitoring software, etc.);

Monitors, keyboards, mouse devises; and

Power Strips.

III. Central Equipment

For the avoidance of doubt, the value of the central equipment (if any) included with each paired projector and media block set forth above has been allocated on a pro rata basis.

IV. Minimum Software Requirements

The Contributed Equipment listed above shall meet the minimum software version requirements as follows:

Make	Model	Minimum Software Version
Sony	LMT200	1.15
Sony	LMT300	1.01
Doremi	DCP2000	0.5.2.26
Barco	DP1500	12.0
Barco	DP2000	12.0
NEC	NC1600c	12.0
NEC	NC2500s	11.1.33
Sony	SRXR220	1.30
Sony	SRXR320	1
Dolby	DSP100	3.2.11.4

V. Dolby Media Block

For the avoidance of doubt, any Dolby DSP100 equipment listed above shall be deemed to include any Dolby DSS100 equipment attached or otherwise affixed thereto, which DSS100 equipment shall also be included as Contributed Equipment.

EXHIBIT B

DIGITAL CINEMA DEPLOYMENT AGREEMENTS

Each of the following Digital Cinema Deployment Agreements are in effect as of the execution of this Agreement:

[* * *]

[* * *]            Certain confidential information contained in this document, marked by three asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

B-1

EXHIBIT C

NOTICE OF ACCEPTANCE

KASIMA, LLC

One International Boulevard, 9th Floor

Mahwah, New Jersey 07495

March       , 2010

Regal/DCIP Holdings, LLC

7132 Regal Lane

Knoxville, TN 37918

Attention:  Peter Brandow

Copy to:  Amy Miles

RE:         Notice of Acceptance

Dear Peter:

Reference is hereby made to that certain Equipment Contribution Agreement (the “Agreement”) dated as of the March       , 2010 by and among Regal/DCIP Holdings, LLC (“Contributor”), Kasima, LLC, a Delaware limited liability company (“Kasima”) and the other parties thereto.  All terms not defined herein shall have the meanings ascribed to them in the Agreement.

Pursuant to Article 4.1 of the Agreement, Kasima hereby notifies Contributor that, as of the Effective Date, it is has accepted the transfer and assignment of the Contributed Equipment and any rights under any warranties or other related commitments with respect thereto from any equipment manufacturers.

IN WITNESS WHEREOF, the undersigned has caused this Notice of Acceptance to be executed by its duly authorized officer.

KASIMA, LLC

By:
Name:
Title:

C-1

EXHIBIT D

ADDRESSES

If to Contributor:	Regal/DCIP Holdings, LLC
7132 Regal Lane
Knoxville, TN 37918
Attention: Peter Brandow
Copy to: Amy Miles
Telephone: (865) 925-9756
Facsimile: (865) 922-6058

If to DCIP:	Digital Cinema Implementation Partners, LLC
One International Boulevard, 9th Floor
Mahwah, New Jersey 07495
Attention: Travis Reid
Telephone: (201) 512-8707
Facsimile: (201) 512-1499

If to Parent Holdings:	Kasima Parent Holdings, LLC
One International Boulevard, 9th Floor
Mahwah, New Jersey 07495
Attention: John Brittain
Telephone: (201) 512-8748
Facsimile: (201) 512-1499

If to Kasima Holdings:	Kasima Holdings, LLC
One International Boulevard, 9th Floor
Mahwah, New Jersey 07495
Attention: John Brittain
Telephone: (201) 512-8748
Facsimile: (201) 512-1499

If to Kasima:	Kasima, LLC
One International Boulevard, 9th Floor
Mahwah, New Jersey 07495
Attention: John Brittain
Telephone: (201) 512-8748
Facsimile: (201) 512-1499

D-1